UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2023

Liberty Resources Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40883	86-3485220
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 East 53rd St.

Suite 3001

New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 1-305-809-7217

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	LIBYU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	LIBY	The Nasdaq Stock Market LLC
Redeemable Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	LIBYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously announced, Liberty Resources Acquisition Corp., a Delaware corporation (the “Company”), received a written notice (the “Public Float Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) on June 15, 2023 notifying the Company that it no longer met the minimum 1,100,000 publicly held shares required for continued listing on Nasdaq pursuant to Nasdaq Listing Rule 5450(b)(1)(B) (the “Public Float Standard”) and providing the Company 45 calendar days to submit a plan to regain compliance.

The Company submitted a compliance plan for the Public Float Standard (the “Compliance Plan”) on July 28, 2023. On August 14, 2023, Nasdaq sent to the Company written notice confirming Nasdaq’s grant to the Company of an extension to regain compliance with Listing Rule 5450(b)(2)(B). On or before December 12, 2023 (the “Deadline”), the Company must file with the Securities and Exchange Commission (the “SEC”) and submit to Nasdaq a document containing the Company’s current total shares outstanding and a beneficial ownership table in accordance with the SEC proxy rules that also reflects the compliance with the Public Float Standard. If the Company does not satisfy the terms of the Compliance Plan by the Deadline, Nasdaq will notify the Company that its securities will be delisted, subject to appeal.

As previously announced, the Public Float Notice serves only as a notification of deficiency and not of imminent delisting, and it has no immediate effect on the listing or trading of the Company’s securities on Nasdaq. While the Company is exercising diligent efforts to maintain the listing of its common stock on Nasdaq, there can be no assurance that the Company will be able to regain or maintain compliance with the Public Float Standard.

Item 9.01.	Exhibits.

Exhibit Number	Description of Exhibit
104	Cover Page Interactive Data File (embedded with the Inline XRBL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has caused this report to be signed on its behalf by the duly authorized undersigned.

LIBERTY RESOURCES ACQUISITION CORP.

Date: August 15, 2023	By:	/s/ Dato’ Maznah Binti Abdul Jalil
Dato’ Maznah Binti Abdul Jalil
Chief Executive Officer